Accounts Receivable, net	12 Months Ended
Dec. 31, 2022
Credit Loss [Abstract]
Accounts Receivable, net

7. Accounts Receivable, net

Accounts receivable are mainly attributable to the sale of Ameluz®, the BF-RhodoLED® and Xepi®. It is expected that all trade receivables will be settled within twelve months of the balance sheet date.

The allowance for doubtful accounts was $0.1 million and negligible as of December 31, 2022 and 2021, respectively.